Exhibit 10.11

NON-EXCLUSIVE CONSULTING AGREEMENT

This Agreement (the “Agreement”), entered into as of October 21, 2014, with an effective date of September 15, 2014 (the “Effective Date”), is between Eastside Distilling, LLC, an Oregon limited liability company (the “Company”) and Rinvest Securities Inc. (the “Consultant”).

A.           The parties wish to provide for the engagement of the Consultant by the Company, on a non-exclusive basis, to provide strategic international contacts to facilitate the distribution of the Company’s handcrafted spirits (“Products”) throughout the world other than the United States (the “Territory”) on a non-exclusive basis. The Consultant commenced performance of the Services pursuant to a verbal understanding on or around the Effective Date.

B.           The Consultant wishes to receive compensation from the Company for the Consultant’s services, and the Company desires reasonable protection of its confidential business and technical information that has been acquired and is being developed by the Company at substantial expense.

The parties, each intending to be legally bound, agree as follows:

1.           Engagement. Subject to all of the terms and conditions of this Agreement, the Company agrees to engage the Consultant on a non-exclusive basis for the term of this Agreement, and the Consultant accepts such engagement. The Consultant shall serve the Company as an independent contractor and shall not be considered an employee of the Company. The Consultant’s engagement shall be exclusive. The Company reserves the right, from time to time during the term of this Agreement, to add to or delete from the geographical area included in the Territory. The Company may, at its sole discretion, appoint one or more additional consultants in the Territory. Notwithstanding the foregoing, (i) the Company reserves the right to solicit orders directly from and sell directly to customers within the Territory defined, (ii) the Company may distribute Products in the Territory through any of its authorized distributors as established by the Company from time to time, in its sole discretion, regardless of whether such distributor was introduced by Consultant, and (iii) the Company reserves the right under all intellectual property rights to make, have made, develop, market, license, sell and distribute products other than the Products in the Territory.

2.           Duties. The Consultant will perform the following duties (the “Services”):

Subject to the control of the Board of Directors of the Company and the supervision of the Chairman of the Board of the Company, the Consultant will provide strategic international contacts to facilitate the distribution of the Products in the Territory, as well as other consulting services which may, in the future, be mutually agreed upon by the Company and Consultant. The Consultant shall report to the Chairman of the Board or the entire Board of Directors of the Company, and the Consultant shall have direct and unfettered access to the Board of Directors of the Company.

The Company understands that the manner and means used by the Consultant to accomplish the Services is in the sole discretion and control of the Consultant.

3.           Intentionally Omitted.

4.           Term. Subject to earlier termination in accordance with Section 4 below, this Agreement shall become effective on the date set forth above and will have a term of twenty-four (24) months.

5.           Termination. Subject to the respective continuing obligations of the Company and the Consultant under Sections 8 and 9 below:

(a)          Either party may terminate this Agreement with or without cause upon ten (10) days’ prior written notice to the other party;

(b)          The Company may terminate this Agreement immediately on written notice to the Consultant for cause, including, without limitation, fraud, misrepresentation, theft, embezzlement of assets of the Company, or breach of any provision of this Agreement (including failure to provide the statement of services pursuant to Section 3); and

(c)          This Agreement will terminate upon Consultant’s death or upon written notice from the Company in the event of Consultant’s disability that prevents the Consultant from performing its duties under this Agreement (as described in Section 2 above).

(d)          On termination, the Consultant shall deliver to the Company any supplies, information, equipment, or any other material provided by the Company for use in performing the consulting tasks, and all physical property and documents or other media (including copies) that contain Confidential Information.

6.           Compensation.

(a)          Cash Compensation. In consideration of the Consultant’s performance of the Services, the Company shall pay an up-front fee of $225,000 (the “Cash Fee”), which Cash Fee will be paid to Consultant on or before October 29, 2014; provided, however, that the Company may defer the Cash Fee until the Company has actually received gross cash proceeds of not less than $2,000,000 in debt and/or equity financings on or after the date hereof.

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(b)          Stock Options. Upon the Company’s adoption of an equity incentive plan (the “Plan”), the Company shall grant Consultant options to purchase up to one million (1,000,000) membership interest units (the “Units”) in the Company (the “Options”) at an exercise price of $0.40 per Unit. The Options shall be granted under the Plan and shall be subject to the terms and conditions of the Plan. In the event that any provision of this Agreement respecting the Options shall conflict with the terms of the Plan, however, the terms of this Agreement shall control. The Options shall be non-qualified stock options and shall expire on the date two (2) years from the date of grant. The Options shall become vested and exercisable on the date of grant, assuming Consultant remains in the service of the Company continuously through the vesting date.

(c)          Bonus Units. As soon as practicable after the Company has sold (and received payment for) five hundred thousand (500,000) cases of the Product in the Territory to purchasers introduced to the Company by Consultant, the Company shall issue a cause the issuance of two hundred thousand (200,000) additional Units in the Company (the “Bonus Units”). The Bonus Units issued to the Consultant shall have the status of “restricted” securities as the term is defined by Rule 144 under the Securities Act of 1933, as amended. The Bonus Units, when issued to Consultant, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances.

(d)          Registration Rights. The Company grants to the holder of the Units underlying the Options and the Bonus Units registration rights as set forth on Exhibit A.

7.           Representations and Warranties of Consultant. The Consultant represents and warrants to the Company as follows:

(a)          Consultant has the authority to enter into and carry out its obligations under this Agreement.

(b)          The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach of any contract or agreement (written or oral) to which Consultant is a party.

(c)          Consultant shall defend, indemnify and hold harmless Company and its managers, members, employees, agents, representatives and affiliates from and against any and all losses, damages, expenses and liabilities, including reasonable attorneys' fees, costs and disbursements, which any of them may suffer as a result of or which arise out of or are related to (i) a breach of any of Consultant's representations, warranties or covenants set forth herein; (ii) any third party claims relating to the Services provided by Consultant under this Agreement and (iii) Consultant’s fraud, negligence, intentional act or omission, willful misconduct or breach of law relating the provision of Services by Consultant. This provision shall survive termination or expiration of this Agreement.

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(d)          The Consultant understands that neither the Option (including the shares issuable upon exercise of the Option) nor the Bonus Units (the “Securities”) have been registered with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Act”), nor registered/qualified under the “blue sky” laws of any state, in reliance on an exemption from such registration/qualification for transactions not involving a public offering and that the Company is relying upon the representations made in this letter in concluding that such exemptions apply.

(e)          The Consultant acknowledges that the Company has made available to the Consultant and the Consultant’s advisors the opportunity to obtain information to evaluate the merits and risks of the investment in the Securities, and the Consultant has received all information requested from the Company. The Consultant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, plans, prospects, and financial condition of the Company and to obtain additional information as the Consultant has deemed appropriate for purposes of investing in the Securities.

(f)           The Consultant acknowledges and represents that the Consultant is either (i) sophisticated and experienced enough in financial and business matters to be able to understand and evaluate the risks of the investment in the Securities, or (ii) the Consultant intends to use or has used the services of a purchaser representative acceptable to the Company in connection with evaluating the merits and risks of an investment in the Securities.

(g)          The Consultant hereby represents that the Consultant is acquiring the Securities for investment for the Consultant’s own account and not with a present intention of distributing the Securities and that the Consultant is not acting as an “underwriter” as defined in Section 2(a)(11) of the Act with respect to the Securities.

(h)          The Consultant has not received any general solicitation or general advertising concerning the Securities, nor is the Consultant aware of any such solicitation or advertising. Further, the Consultant has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons.

(i)           The Consultant understands that the Securities are “restricted securities” as defined in the Act and that the Securities can be disposed of only if there is an effective registration statement covering such disposition, or an exemption from such registration is available. The Consultant further understands that an exemption from such registration may or may not be available.

(j)           The Consultant acknowledges that the Company will place an appropriate legend concerning the matters contained in this letter on the certificate(s) evidencing the Securities, and that the Company will prohibit transfer of such certificate(s) except in compliance with the conditions set forth herein.

The legend will be substantially as follows:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company’s counsel that registration is not required under said Act.”

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(k)          The Company agrees that if the Consultant desires to make any transfer of the Securities and the Company is in a position to impede such transfer, the Company will promptly remove such impediment when:

(i)          the Company has been furnished with an opinion of counsel to the effect that the proposed transfer does not require registration pursuant to the Act or any applicable state securities law by reason of exemptions provided thereunder and a representation and agreement of the proposed transferee, and the Company shall have advised the Consultant that such counsel, opinion, representation and agreement are satisfactory to the Company and the Company’s counsel; or

(ii)         the Company has been furnished with an opinion of counsel to the effect that the proposed transfer complies with the provisions of Rule 144 under the Act, and the Company shall have advised the Consultant that such counsel and such opinion are satisfactory to the Company and the Company’s counsel; or

(iii)        A registration statement covering the proposed transfer has been filed with the SEC and has been declared effective by the SEC and under applicable state securities laws.

8.          Inventions.

(a)          “Inventions,” as used in this Section 8, means any inventions, discoveries, improvements and ideas (whether or not they are in writing or reduced to practice) or works of authorship (whether or not they can be patented or copyrighted) that the Consultant makes, authors, or conceives (either alone or with others) with respect to the Company’s business only. The Consultant agrees that all Inventions made by the Consultant during or within six months after the term of this Agreement will be the Company’s sole and exclusive property. The Consultant will assign (and the Consultant hereby assigns) to the Company all of the Consultant’s rights to the Invention, any applications the Consultant makes for patents or copyrights in any country, and any patents or copyrights granted to the Consultant in any country.

(b)          To the extent that any Invention qualifies as “work made for hire” as defined in 17 U.S.C. § 101 (1976), as amended, such Invention shall constitute “work made for hire” and, as such, shall be the exclusive property of the Company.

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9.           Confidential Information. “Confidential Information,” as used in this Section 9, means information that is not generally known and that is proprietary to the Company or that the Company is obligated to treat as proprietary. Any information that the Consultant reasonably considers Confidential Information, or that the Company treats as Confidential Information, will be presumed to be Confidential Information (whether the Consultant or others originated it and regardless of how the Consultant obtained it). Except as specifically authorized by an authorized officer of the Company or by written Company policies, the Consultant will not, either during or after the term of this Agreement, use or disclose Confidential Information to any person who is not an employee of the Company, except as is necessary to perform his or her duties under this Agreement. Upon termination of this Agreement, the Consultant will promptly deliver to the Company all records and any compositions, articles, devices, apparatus and other items that disclose, describe or embody Confidential Information or any Invention.

10.         No Adequate Remedy. The Consultant understands that if the Consultant fails to fulfill the Consultant’s obligations under Sections 8 or 9 of this Agreement, the damages to the Company would be very difficult to determine. Therefore, in addition to any other rights or remedies available to the Company at law, in equity, or by statute, the Consultant hereby consents to the specific enforcement of Sections 8 or 9 of this Agreement by the Company through an injunction or restraining order issued by an appropriate court.

11.         Consent to Use of Name. The Consultant consents to the use of the Consultant’s name, without prior written approval, in appropriate Company materials such as, but not limited to, offering memoranda related to financing activities of the Company.

12.         Miscellaneous.

(a)          No Conflicts. The parties agree and understand that the Consultant has other clients that are beverage and/or spirit sector companies. The Consultant represents and warrants to the Company that, to the Consultant’s knowledge, neither the entering into of this Agreement nor the performance of any of the Consultant’s obligations hereunder will conflict with or constitute a breach under any obligation of the Consultant under any agreement or contract to which the Consultant is a party or any other obligation by which the Consultant is bound. Without limiting the foregoing, the Consultant agrees that at no time will the Consultant utilize any trade secrets or other intellectual property of any third party while performing services hereunder.

(b)          Nature of Relationship. The Consultant is an independent contractor and will not be deemed to be an employee of the Company for the purposes of any employee benefit programs, income tax withholding, FICA taxes, unemployment benefits, or otherwise. Accordingly, the Consultant understands that the Company will not pay or withhold from payments to the Consultant under this Agreement any FICA (social security), state unemployment or disability insurance premiums, state or federal income taxes, or other taxes and that Consultant is responsible for paying its own federal self-employment tax (in lieu of FICA), state and federal income taxes (including estimated tax payments) and other applicable taxes. Consultant also understands that he or she will receive no employee benefits of any kind including, for example, health insurance.

(c)          Successors and Assigns. This Agreement is binding on and inures to the benefit of the Company’s successors and assigns, all of which are included in the term the “Company” as it is used in this Agreement.

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(d)          Modification. This Agreement may be modified or amended only by a writing signed by both the Company and the Consultant.

(e)          Governing Law. This Agreement will be governed by the laws of the State of Oregon in all respects, including without limitation interpretation, performance, effect and remedies (without regard to the laws of conflict of any jurisdiction).

(f)           Construction. Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

(g)          Waivers. No failure or delay by either the Company or the Consultant in exercising any right or remedy under this Agreement will waive any provision of the Agreement.

(h)          Entire Agreement. This Agreement supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings between the parties concerning the matters in this Agreement, including without limitation any policy or personnel manuals of the Company.

(i)           Notices. All notices, requests and demands will be served by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing written confirmation at substantially the same time as such rapid transmission, as follows:

Company:	Eastside Distilling, LLC
1512 SE 7th Avenue
Portland, Oregon 97214
Attention: Steven Earles

Consultant:	Rinvest Securities Inc.
308 East Bays Street, 4th Floor
Nassau Bahamas
Attention: Katherine Rolle

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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The Company and the Consultant have duly executed this Agreement as of the date first above written.

EASTSIDE DISTILLING, LLC

By:	/s/ Steven Earles
Name:	Steven Earles
Title:	Chief Executive Officer

RINVEST SECURITIES INC.

By:	/s/ Katherine Rolle /s/ Catherine Fadely
Name:	Katherine Rolle Catherine Fadely
Title:	Authorized Signatories for & on behalf
Of Boyne Limited Director

(Signature Page to Consulting Agreement)

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EXHIBIT A

REGISTRATION RIGHTS

(a)          Definitions. As used in this Exhibit A, the following terms shall have the following meanings:

(i)          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(ii)         Losses: See Section (f) hereof.

(iii)        Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

(iv)        Registration Expenses: All reasonable expenses incurred by the Company in complying with Sections (c) and (d) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountants’ expenses (including, without limitation, any special audits or “comfort” letters incidental to or required by any such registration), any fees or disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions) and blue sky fees and expenses in all states reasonably designated by the holders of Registrable Securities.

(v)         Registrable Securities: The Units underlying the Options, the Bonus Units, and any securities issued or issuable in respect of the Units underlying the Options or of the Bonus Units, pursuant to any stock split, stock dividend, recapitalization, reorganization, or similar event.

(vi)        Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(vii)       Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

(viii)      SEC: The Securities and Exchange Commission.

(ix)         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

(x)          Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

(b)          Securities Subject to the Registration Rights. The securities entitled to the benefits of the Registration Rights set forth in this Exhibit A are the Registrable Securities.

(c)          Registration Rights. If, at any time after the date hereof and expiring on the earlier of (i) the fifth (5th) anniversary of the date hereof, and (ii) the date on which all Registrable Securities become eligible for resale pursuant to Rule 144 without limitation, the Company proposes to register any of its securities under the Securities Act (except for registrations on Forms S-8 or S-4 or their equivalent), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such Registration Statement, to the holders of Registrable Securities of its intention to do so. If any holders of Registrable Securities notify the Company within twenty (20) days after receipt of any such notice of its desire to include any Registrable Securities in such proposed Registration Statement, the Company shall afford such holders of Registrable Securities the opportunity to have any such Registrable Securities registered under such Registration Statement. These rights may be exercised at any time on an unlimited number of occasions prior to the fifth (5th) anniversary of the date hereof, subject to the terms and conditions set forth in this Exhibit A.

(d)          Holdback and Lock-Up Agreements.

(i)          Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section (c) hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 180-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement; provided, however, the foregoing prohibition shall only apply if all Registrable Securities requested by such holder to be covered by such Registration Statement are included in such Registration Statement.

(ii)         The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five (5) business days prior written notice of such sale or distribution to the managing underwriters.

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(e)          Expenses and Procedures.

(i)          Expenses of Registration. All Registration Expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. Each holder of Registrable Securities shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Registrable Securities sold by such holder.

(ii)         Registration Procedures. The Company will keep the holders of Registrable Securities advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders or underwriters from time to time may reasonably request.

(iii)        Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

(iv)        Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, suspend the effectiveness of any Registration Statement for a period of up to 60 consecutive days or 90 days in the aggregate in any calendar year, as appropriate (a “Suspension Period”), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined, after consultation with its counsel, that the Company is required to disclose any material corporate development which the Company determines could reasonably be expected to have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement. The Company agrees to use its best efforts to cause any Suspension Period to be terminated as promptly as possible.

(v)         Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the Company deems appropriate or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

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(vi)        Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each holder of Registrable Securities under a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such Prospectus to eliminate the untrue statement or the omission.

(f)           Indemnification.

(i)          Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys’ fees) and expenses (collectively “Losses”), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

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(ii)         Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Such holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, as incurred, arising out of or based upon any untrue statements or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. The Company shall be entitled to receive indemnities from accountants, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder. Notwithstanding any provision of this Section (f) to the contrary, the liability of a holder of Registrable Securities under this Section (f) shall not exceed the purchase price received by such holder for the Registrable Securities sold pursuant to a Registration Statement or Prospectus.

(iii)        Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall promptly notify the party from which such indemnity is sought (the “indemnifying party”) in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigation or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section (f), the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnify or contribution is sought.

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(iv)        Contribution. If the indemnification provided for in this Section (f) is unavailable to an indemnified party under Section (f)(i) or (f)(ii) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section (f)(iii), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section (f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)          Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 5.7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

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(h)          Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such person (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

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